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                                                                   EXHIBIT 10.11

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (the "Agreement") dated this _____ day of ____________ 2000, is between CheMatch.com, Inc., a Delaware corporation, ("Corporation") and _________________ ("Indemnitee").

                                   BACKGROUND

         The Corporation has requested that Indemnitee serve as an officer and/or director of the Corporation and/or one or more of its subsidiaries or affiliates and, as partial consideration for the agreement by Indemnitee to serve and to continue to serve as an officer and/or an director of the Corporation and/or one or more of its subsidiaries or affiliates, the Corporation has agreed to enter into this Agreement providing for indemnification by Corporation of Indemnitee for matters contained herein to the fullest extent allowed by applicable law.

                                    AGREEMENT

         Accordingly, in consideration of the premises, the Corporation and Indemnitee agree as follows:

         Section 1. Indemnification of Indemnitee. The Corporation shall indemnify and advance expenses for Indemnitee to the fullest extent that a corporation may grant indemnification and advancement of expenses to such person under applicable law as the same exists or may be hereafter amended. This Agreement shall constitute authorization of indemnification and advancement of expenses as required by applicable law and it is the intent of this Agreement to make mandatory any indemnification and advancement of expenses permitted under applicable law as the same may exist or may be hereafter amended. To the extent applicable law is amended to permit or require indemnification in additional cases, this Agreement shall automatically be amended to require indemnification of Indemnitee in such additional cases. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

         (a) Third Party Actions. The Corporation shall indemnify the Indemnitee in the event Indemnitee is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of


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any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) Actions by or in the Right of the Corporation. The Corporation shall indemnify the Indemnitee in the event Indemnitee is made a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 2. Successful Defense. To the extent that the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1(a) and 1(b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         Section 3. Determination of Conduct. It is the intent of this Agreement to secure for Indemnitee rights of indemnification that are as favorable as may be permitted under the law and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

         (a) The determination that the Indemnitee has met the applicable standard of conduct set forth in Sections 1(a) and 1(b) (unless indemnification is ordered by a court) shall be made (1) by a majority vote of the directors of the Corporation who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.




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         (b) Indemnitee shall be deemed to have acted in good faith if
Indemnitee's action is based on the records or books of account of the Corporation, including financial statements, or on information supplied to Indemnitee by the officers of the Corporation in the course of their duties, or on the advice of legal counsel for the Corporation or on information or records given or reports made to the Corporation by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Corporation shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 3(b) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

         Section 4. Payment of Expenses in Advance. Expenses (including attorneys' fees) incurred by Indemnitee in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding in the specific case upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Agreement.

         Section 5. Indemnification of Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his serving or having served in any of the capacities referred to in
Section 1(a) or 1(b) of this Agreement, a witness in any action, suit or proceeding, whether civil, criminal, administrative or investigative to which Indemnitee is not a party, he shall be indemnified against all expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         Section 6. Non-Exclusivity. The indemnification provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to Indemnitee if he has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation shall also make advances with respect to and indemnifying Indemnitee and making payments on behalf of or to reimburse Indemnitee for, any costs or expenses (including attorneys' fees), judgments or fines or amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative as set forth in Sections 1(a) and 1(b) to the extent not inconsistent with law as evidenced by an opinion of counsel.

         Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of Indemnitee against any liability asserted against him and incurred by him in his capacity as director, officer, employee, fiduciary





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or agent of the Corporation or as director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise if he is serving in such capacity at the request of the Corporation, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Agreement or its bylaws.

         Section 8. Meanings of Certain Terms. For purposes of this Agreement, reference to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees, fiduciaries or agents, so that Indemnitee, if he is or was a director, officer employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee, fiduciary or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, fiduciary or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         Section 9. No Employment Rights. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

         Section 10. Notice; Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Corporation notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Chief Executive Officer of the Corporation (unless the Indemnitee is then the Chief Executive Officer, in which event then to the Chief Financial Officer of the Corporation) and shall be given in accordance with the provisions of Section 16 below. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         Section 11. Procedure. Any indemnification and advances provided for in this Agreement shall be made no later than twenty (20) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Corporation's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Corporation within twenty (20) days after a written request for payment thereof has





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first been received by the Corporation, Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, subject to Section 4 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 4 unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Corporation contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

         Section 12. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 10 hereof, the Corporation has director and officer liability insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

         Section 13. Selection of Counsel. In the event the Corporation shall be obligated under Section 4 hereof to pay the expenses of any proceeding against Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of any such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation.



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         Section 14. Mutual Acknowledgment. Both the Corporation and Indemnitee
acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

         Section 15. Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

         Section 16. Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

         Section 17. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation to effectively bring suit to enforce such rights.

         Section 19. General. This agreement will be construed under and in accordance with the laws of the State of Delaware and be enforceable to the maximum extent permitted by applicable law. In the event that Indemnitee institutes any legal action to enforce his rights under, or to recover damages for breach of this Agreement, Indemnitee, if he prevails in whole or in part, shall be entitled to recover from the Corporation all attorneys' fees and disbursements incurred by him.

         If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected. The Corporation hereby irrevocably consents and agrees that any legal action or proceeding arising out of or in any way connected with this Agreement may be instituted or brought in the courts of the State of Texas or the United States of America for the Southern District of Texas, Houston Division, as the party asserting rights to indemnify hereunder may elect, and by execution and delivery of this Agreement by Corporation hereby irrevocably accepts and submits to, for itself and in respect of its property,



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generally and unconditionally the jurisdiction of any such court, and to all proceedings in such courts with respect to all matters governed by this Agreement.

         The Corporation further agrees that final judgment against it in any such legal action or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the indebtedness.

         This Agreement shall be binding upon and insure to the benefit of Indemnitee and his respective heirs, executors, administrators, legal representatives, successors and assigns.

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         IN WITNESS WHEREOF, the undersigned has executed this agreement in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one instrument on this the ____ day of ____________, 2000.

                                   CORPORATION

                                   CheMatch.com, Inc.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   INDEMNITEE

                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------




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